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                                                                    EXHIBIT 10.1


                          FIRST SUPPLEMENTAL INDENTURE

                          dated as of December 20, 2005

                                       to

                                    INDENTURE

                          dated as of November 28, 2001

                                      among



                          COMPASS MINERALS GROUP, INC.,

                                   as Issuer,

                          the Guarantors named herein,



                                       and

                    The Bank of New York Trust Company, N.A.,

                                   as Trustee





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         THIS FIRST SUPPLEMENTAL INDENTURE to the Indenture (as defined below)
(the "First Supplemental Indenture"), dated as of December 20, 2005, is made among COMPASS MINERALS GROUP, INC., a Delaware corporation (the "Company"), CAREY SALT COMPANY, a Delaware corporation, GREAT SALT LAKE MINERALS CORPORATION, a Delaware corporation, GSL CORPORATION, a Delaware corporation, NAMSCO INC., a Delaware corporation, and NORTH AMERICAN SALT COMPANY, a Delaware corporation, as guarantors (collectively, the "Guarantors"), and THE BANK OF NEW YORK TRUST COMPANY, as successor Trustee (the "Trustee"), and amends the Indenture, dated as of November 28, 2001, among the Company, the Guarantors and The Bank of New York, Trustee (as amended from time to time, the "Indenture").

                                    RECITALS:

         A. Pursuant to the Indenture, the Company has issued its 10% Senior Subordinated Notes due 2011 (the "Notes").

         B. The Company, the Guarantors and the Trustee desire by this First Supplemental Indenture to amend certain provisions of the Indenture.

         C. Consent to the amendments set forth in Article I herein have been received from the Holders of more than a majority in principal amount of the outstanding Notes.

         D. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         E. The recitals set forth above shall be deemed to be statements by the Company and the Guarantors, and not statements by the Trustee.

         NOW, THEREFORE, it is hereby agreed as follows:

                                    ARTICLE I
                                   AMENDMENTS

         SECTION 1.01. Certain Defined Terms. The following provisions set forth in Section 1.1 (Definitions) of the Indenture are hereby amended as follows:

         (a) The definition of each of "Acquired Indebtedness", "Affiliate Transaction", "Asset Acquisition", "Capitalized Lease Obligation", "Commodity Agreement", "Consolidated EBITDA", "Consolidated Fixed Charge Coverage Ratio", "Consolidated Fixed Charges", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Non-cash Charges", "Excluded Contribution", "Net Proceeds Offer", "Net Proceeds Offer Amount", "Net Proceeds Offer Payment Date", "Net Proceeds Offer Trigger Date", "New Domestic Restricted Subsidiary", "Permitted Business", "Permitted Indebtedness", "Permitted Investments", "Permitted Liens", Purchase Money Indebtedness", "Qualified Receivables Transaction", "Receivables Subsidiary", "Refinancing Indebtedness", "Replacement Assets", "Restricted Payment", and "Transaction Date" is deleted in its entirety.


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         (b) Subsection (2) of the definition of "Guarantor" is deleted in its entirety and replaced with the following:

                       "(2) {Reserved}".

         (c) The following language is hereby deleted from the definition of "Indebtedness":

         "For purposes of Section 4.4, in determining the principal amount of any Indebtedness to be incurred by the Company or any Restricted Subsidiary or which is outstanding at any date, the principal amount of any Indebtedness which provides that an amount less than the principal amount thereof shall be due upon any declaration of acceleration thereof shall be the accreted value thereof at the date of determination."

         (d) Subsection (6) of the definition of "Guarantor Senior Debt" is deleted in its entirety and replaced with the following:

                       "(6) {Reserved}".

         (e) The following language is hereby deleted from the definition of "Investment":

                       "For purposes of Section 4.3:

                                (1) "Investment" shall include and be valued at
             the fair market value of the net assets of any Restricted Subsidiary of the Company at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary of the Company and shall exclude the fair market value of the net assets of any Unrestricted Subsidiary of the Company at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company; and

                                (2) the amount of any Investment shall be the
             original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investments, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; provided that no such payment of dividends or distributions or receipt of such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income.

                       If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Common Stock of any Person that prior to such sale or disposition was a direct or indirect Restricted Subsidiary of the Company and after giving effect to any such sale or disposition, ceases to be a Restricted Subsidiary of the Company, the Company shall be deemed to have made an investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Person not sold or disposed of."


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         (f) Subsection (6) of the definition of "Senior Debt" is deleted in its entirety and replaced with the following:

                       "(6) {Reserved}".

         (g) The definition of "Unrestricted Subsidiary" is deleted in its entirety and replaced with the following:

                       ""Unrestricted Subsidiary" of any Person means (1) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below and (2) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided that (x) the Subsidiary to be so designated at the time of designation has total consolidated assets of $1,000 or less and (y) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries (other than the assets of such Unrestricted Subsidiary). The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions."

         SECTION 1.02. The fourth paragraph of Section 2.2 (Execution and Authentication) is hereby deleted in its entirety and replaced with the following:

                       "The Trustee shall authenticate (i) Initial Notes for original issue on the Issue Date in the aggregate principal amount not to exceed $250,000,000, (ii) pursuant to the Exchange Offer, Exchange Notes from time to time for issue only in exchange for a like principal amount of Initial Notes and (iii) one or more series of Securities for original issue after the Issue Date (such Securities to be substantially in the form of Exhibit A or B, as the case may be) in an unlimited amount (and if in the form of Exhibit A the same principal amount of Exchange Notes in exchange therefor upon consummation of a registered exchange offer), in each case upon written orders of the Issuer in the form of an Officers' Certificate. In addition, each such Officers' Certificate shall specify the amount of Securities to be authenticated, the date on which the Securities are to be authenticated, whether the Securities are to be Initial Notes, Exchange Notes or Securities issued under clause (iii) of the preceding sentence and the aggregate principal amount of Securities outstanding on the date of authentication, and shall further specify the amount of such Securities to be issued as a Global Security or


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         Physical Securities. Such Securities shall initially be in the form of one or more Global Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Securities to be issued, (ii) shall be registered in the name of the Depository for such Global Security or Securities or its nominee and (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction. All Securities issued under this Indenture shall vote and consent together on all matters as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.".

         SECTION 1.03. The third sentence of Section 2.3 ("Registrar and Paying Agent") is hereby deleted in its entirety and replaced with the following:

                       "The Issuer may act as its own Registrar or Paying Agent except that, for the purposes of Articles Three and Eight and Section 4.17, neither the Issuer nor any Affiliate of the Issuer shall act as Paying Agent."

         SECTION 1.04. The following language in subsection (a) of Section 2.6 ("Transfer and Exchange") is hereby deleted:

                       "4.18".

         SECTION 1.05. Subsection (b) of Section 4.8 (Compliance Certificate; Notice of Default) is hereby deleted in its entirety and replaced with the following:

                       "(b) {Reserved}".

         SECTION 1.06. The heading and text of each of Section 4.3 (Limitation On Restricted Payments), Section 4.4 (Limitation on Incurrence of Additional Indebtedness), Section 4.6 (Payment of Taxes and Other Claims), Section 4.7 (Maintenance of Properties and Insurance), Section 4.9 (Compliance With Laws),
Section 4.10 (Reports To Holders), Section 4.11 (Waiver of Stay, Extension or Usury Laws), Section 4.12 (Limitation on Transactions with Affiliates), Section
4.13 (Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries), Section 4.14 (Limitation on the Issuance and Sale of Capital Stock of Restricted Subsidiaries), Section 4.15 (Limitation on Issuances of Guarantees by Restricted Subsidiaries), Section 4.16 (Limitation on Liens),
Section 4.18 (Limitation on Asset Sales), Section 4.19 (Prohibition on Incurrence of Senior Subordinated Debt), Section 4.20 (Future Guarantors), clauses (ii)-(iv) of Section 5.1(a) (Merger, Consolidation and Sale of Assets), and clauses (iii)-(v) of Section 6.1 (Events of Default) of the Indenture are deleted in their entirety and replaced with the following:

                       "{Reserved}".

         SECTION 1.07. Any Notes issued under any provision of the Indenture subsequent to the date of this First Supplemental Indenture shall bear a notation, in form acceptable to the Trustee, referring to this First Supplemental Indenture, and shall vary from the form attached to the Indenture as Exhibit A as follows:


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         (a) Section 4 of the form of Note attached as Exhibit A to the
Indenture shall be deleted in its entirety and replaced with the following:

                       "Indenture. The Issuer issued the Securities under an Indenture dated as of November 28, 2001 (as amended pursuant to the First Supplemental Indenture dated as of December 20, 2005 among the Company, the Guarantors party thereto and the Trustee, the "Indenture") among the Company, the Guarantors and the Trustee. This Security is one of a duly authorized issue of Securities of the Issuer. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Issuer unlimited in amount.".

         (b) The text of each of Sections 9 and 16 of the form of Note attached as Exhibit A to the Indenture shall be deleted in its entirety and replaced with the following:

         "{Reserved}".

         (c) The "Option of Holder to Elect Purchase" form attached to the form of Note attached as Exhibit A to the Indenture shall be amended to delete the following:

         "or Section 4.18" and "Section 4.18".

                                   ARTICLE II
                                  MISCELLANEOUS

         SECTION 2.01. Effectiveness. This First Supplemental Indenture will become effective upon the execution and delivery of the First Supplemental Indenture by the parties hereto provided that the amendments to the Indenture set forth in Article I above shall not become operative unless and until Notes are accepted for payment by the Company pursuant to its Offer to Purchase and Consent Solicitation Statement dated November 21, 2005.

         SECTION 2.02. Confirmation. This First Supplemental Indenture and the Indenture shall henceforth be read together. Except as expressly set forth herein, the Indenture shall remain unchanged and is in all respects confirmed and preserved.

         SECTION 2.03. Counterparts. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         SECTION 2.04. Governing Law. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to


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applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

         SECTION 2.05. Trustee. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture. The recitals and statements herein are deemed to be those of the Issuer and Guarantors and not of the Trustee.






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         IN WITNESS WHEREOF, the parties hereto caused this First Supplemental
Indenture to be duly executed as of the date first written above.

                                         COMPASS MINERALS GROUP, INC.

                                         By: /s/ Rodney L. Underdown
                                            ------------------------------------
                                            Rodney L. Underdown
                                            Vice President and Chief Financial
                                            Officer; Secretary

                                         CAREY SALT COMPANY
                                         GREAT SALT LAKE MINERALS CORPORATION
                                         GSL CORPORATION
                                         NAMSCO INC.
                                         NORTH AMERICAN SALT COMPANY
                                         as Guarantors

                                         By: /s/ Rodney L. Underdown
                                            ------------------------------------
                                            Rodney L. Underdown
                                            Authorized Representative



                                         THE BANK OF NEW YORK TRUST COMPANY,
                                         N.A., AS TRUSTEE

                                         By: /s/ Roxane Ellwanger
                                            ------------------------------------
                                         Name:   Roxane Ellwanger
                                              ----------------------------------
                                         Title:  Assistant Vice President
                                               ---------------------------------